

                                               STAGECOACH FUNDS, INC.
                        SEC REGISTRATION NOS. 33-42927; 811-6419

                                     PART C

                                OTHER INFORMATION


Item 23.      Exhibits
              --------

      Exhibit
      Number                                      Description
      ------                                      -----------

        a(1)                  -  Amended and Restated Articles of
                                 Incorporation dated
                                 November 22, 1995,
                                 incorporated by reference to Post-
                                 Effective Amendment
No. 17 to the                                                                      Registration Statement, filed November
 29, 1995.

        a(2)                  -  Articles Supplementary, incorporated                                               by reference to
Post-Effective                                                                     Amendment No. 43 to the Registration
 Statement filed March 30, 1998.

        b                     -  By-Laws, incorporated by reference to
Post-Effective Amendment No. 31 to the
                                 Registration Statement, filed May 15,                                                      1997.

        c                     -  Not Applicable

        d(1)                  -  Advisory Contract with Wells Fargo          Bank, N.A. on behalf
of the Funds,
                                 incorporated by reference to Post-                          Effective Amendment
No. 51 to the                                                                      Registration Statement filed March 1,
 1999.

        d(2)                  -  Sub-Advisory Contract with Wells             Capital Management
on behalf of various                                        Funds, incorporated by reference to
 Post-Effective Amendment No. 48 to the                              Registration Statement, filed July 31,
 1998.

        d(3)                  -  Sub-Advisory Contract with Barclays Global Fund Advisors
on behalf of the                                                                   Asset Allocation, Equity Index, Index
 Allocation, and U.S. Government                                                               Allocation Funds, incorporated by
 reference to Post-Effective Amendment                               No. 48, filed July 31, 1998.

        e(1)                  -  Amended Distribution Agreement with                                                Stephens Inc.,
incorporated by                                                                    reference to Post-Effective Amendment
 No. 50, filed November 30, 1998.

        e(2)                  -  Selling Agreement with Wells Fargo  Bank, N.A. on behalf of the Funds,
                                 incorporated by reference to Post-  Effective Amendment
No. 2 to the                                                         Registration Statement, filed April 17,
 1992.

        f                     -  Not Applicable

        g(1)(a)               -  Custody Agreement with Wells Fargo  Institutional Trust
Company, N.A. on                                                     behalf of the Asset Allocation Fund,
 incorporated by reference to Post-                                  Effective Amendment No. 2 to the
         Registration Statement, filed April 17,                                               1992.

        g(1)(b)               -  Addendum No. 1 to the Custody       Agreement
with Wells Fargo                                                     Institutional Trust Company, N.A. on
 behalf of the Asset Allocation Fund,                                incorporated by reference to
Post-                                                                   Effective Amendment No. 48 to the
 Registration Statement, filed July 31,
                                 1998.

        g(2)(a)               -  Custody Agreement with Wells Fargo Institutional Trust
Company, N.A. on                                                                   behalf of the U.S. Government
 Allocation Fund, incorporated by                                   reference to Post-Effective Amendment
 No. 2 to the Registration Statement,                                                                      filed April 17, 1992.

        g(2)(b)               -  Addendum No. 1 to the Custody  Agreement
with Wells Fargo                                                                               Institutional Trust Company, N.A. on
 behalf of the U.S. Government                                Allocation Fund, incorporated
by
                                 reference to Post-Effective Amendment No. 48 to
the Registration Statement,
                                 filed July 31, 1998.

        g(3)(a)               -  Custody Agreement with Wells Fargo Institutional Trust
Company, N.A. on                                                   behalf of the Equity Index, (formerly,
 Corporate Stock) Fund, incorporated by                            reference to Post-Effective Amendment
 No. 2 to the Registration Statement,                              filed April 17, 1992.

        g(3)(b)               -  Custody Agreement with Norwest Bank Minnesota, N.A. on
behalf of all Funds                                                     other than the Asset Allocation, Index
 Allocation, U.S. Government Allocation,               Equity Index and International Equity
                                 Funds, incorporated by reference to Post-Effective
Amendment No. 55 to the                                              Registration Statement, filed July 1,
 1999.

        g(4)                  -  Custody Agreement with Barclays Global Investors, N.A. on behalf of
the Index                                                   Allocation Fund, incorporated by
reference to Post-Effective Amendment No. 55 to the Registration
Statement,                                                              filed July 1, 1999.

        g(5)                  -  Custody Agreement with Investors Bank and Trust
Co. on behalf of the                                                               International Equity Fund, incorporated
 by reference to Post-Effective                                                                Amendment No. 55 to the Registration
 Statement, filed July 1, 1999.

        h(1)                  -  Administration Agreement with Wells   Fargo Bank, N.A. on
behalf of the                                                          Funds, incorporated by reference to
 Post-Effective Amendment No. 48 to the                                Registration Statement, filed July 31,
 1998.

        h(2)                  -  Agency Agreement with Wells Fargo     Bank, N.A. on behalf
of the Funds,
                                 incorporated by reference to Post-    Effective Amendment
No. 50 to the                                                          Registration Statement, filed November
 30, 1998.

        h(3)                  -  Servicing Plan as consolidated to     include all classes
of the Funds,                                                          incorporated by reference to Post-
 effective Amendment No. 50 to the                                     Registration Statement, filed November
 30, 1998.

        h(4)                  -  Form of Shareholder Servicing  Agreement
with Wells Fargo Bank, N.A.                                            on behalf of the Funds, incorporated by
 reference to Post-Effective Amendment                                 No. 50 to the Registration
Statement,                                                             filed November 30, 1998.

        i                     -  Opinion and Consent of Counsel, filed herewith.

        j                     -  Consent of Independent Auditors, filed herewith.

        k                     -  Not Applicable.

        l                     -  Investment letter, incorporated by reference to Item
24(b) of Pre-                                                          Effective Amendment No. 1 to the
 Registration Statement, filed November                                29, 1991.

        m(1)                  -  Distribution Plan on behalf of various classes and Funds, incorporated by
                                 reference to Post-Effective Amendment No. 48 to
the Registration Statement,
                                 filed July 31, 1998.

        m(2)                  -  Distribution Plan on behalf of the    Asset Allocation
Fund, California Tax-Free Bond Fund, California Tax-Free
 Income Fund, California Tax-Free Money                                Market Mutual Fund, Diversified Equity
 Income Fund, Growth Fund, Money Market                                Mutual Fund, Short-Intermediate U.S.
 Government Income Fund, U.S. Government                               Allocation Fund and U.S. Government
 Income Fund, incorporated by reference                                to Post-Effective Amendment No. 48 to
 the Registration Statement, filed July                                31, 1998.


        m(3)                  -  Distribution Plan on behalf of the    California Tax-Free
Money Market Trust                                                      and National Tax-Free Money Market
 Trust, incorporated by reference to
                                 Post-Effective Amendment No. 48 to the Registration Statement, filed
July 31,
                                 1998.

        n(1)                  -  Schedules for Computation of           Performance
Data, incorporated by                                                   reference to Post-Effective Amendment
 No. 15, filed May 1, 1995.

        n(2)                  -  Financial Data Schedules for the       fiscal period ended
March 31, 1999, for                                         the Income and Tax-Free Income Funds is incorporated
 by reference to the Form N-SAR, filed                                  May 28, 1999.

        o                     -  Rule 18f-3 Multi-Class Plan, as        amended,
incorporated by reference to
                                 Post-Effective Amendment No. 50 to the Registration Statement, filed
November                                                    30, 1998.




Item 24.       Persons Controlled by or under Common Control with Registrant
-------------------------------------------------------------------

               As of June 30, 1999 the Registrant did not directly or indirectly control, and was not under common control with, any other person or entity.

Item 25.       Indemnification
               ---------------

               The  following  paragraphs  of Article  VIII of the  Registrant's
Articles of Incorporation provide:

               (h)  The  Corporation  shall  indemnify  (1)  its  Directors  and
Officers, whether serving the Corporation or at its request any other entity, to the full  extent  required  or  permitted  by the  General  Laws of the State of
Maryland now or hereafter in force,  including the advance of expenses under the procedures and to the full extent  permitted by law, and (2) its other employees and agents to such extent as shall be  authorized  by the Board of  Directors or the  Corporation's  By-Laws and be  permitted by law.  The  foregoing  rights of indemnification  shall  not be  exclusive  of any other  rights  to which  those seeking  indemnification  may be entitled.  The Board of Directors may take such action as is  necessary  to carry out these  indemnification  provisions  and is expressly empowered to adopt,  approve and amend from time to time such By-Laws,
resolutions  or  contracts   implementing   such   provisions  or  such  further
indemnification  arrangements  as may be permitted by law. No amendment of these
Articles of Incorporation of the Corporation  shall limit or eliminate the right to  indemnification  provided  hereunder  with  respect  to  acts  or  omissions occurring prior to such amendment or repeal.  Nothing  contained herein shall be construed to authorize the  Corporation  to indemnify any Director or officer of the  Corporation  against any liability to the  Corporation or to any holders of securities  of the  Corporation  to which he is  subject  by reason  of  willful misfeasance,  bad faith,  gross negligence,  or reckless disregard of the duties involved in the conduct of his office.  Any  indemnification  by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

               (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 26.       Business and Other Connections of Investment Advisor.
               ----------------------------------------------------

               Wells Fargo Bank,  N.A.  ("Wells  Fargo  Bank"),  a wholly  owned subsidiary of Wells Fargo & Company,  currently serves as investment  advisor to
several  of  the  Registrant's   investment  portfolios  and  to  certain  other
registered open-end management investment companies. Wells Fargo Bank's business is that of a national  banking  association  with respect to which it conducts a variety of commercial banking and trust activities.

               To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


Name and Position               Principal Business(es) and Address(es)
at Wells Fargo Bank             During at Least the Last Two Fiscal Years
-------------------             -----------------------------------------
H. Jesse Arnelle                Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                        455 Market Street
                                San Francisco, CA  94105

                                Director of Armstrong World Industries, Inc.
                                5037 Patata Street
                                South Gate, CA  90280

                                Director of Eastman Chemical Corporation
                                12805 Busch Place
                                Santa Fe Springs, CA  90670

                                Director of FPL Group, Inc.
                                700 Universe Blvd.
                                P.O. Box 14000
                                North Palm Beach, FL  33408

Michael R. Bowlin               Chairman of the Board of Directors,                                                Chief Executive
Officer,
Director                        Chief Operating Officer and President                                              of
                                Atlantic Richfield Co. (ARCO)
                                Highway 150
                                Santa Paula, CA  93060

Edward Carson                   Chairman of the Board and Chief Executive Officer of
Director                        First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

                                Director of Aztar Corporation
                                2390 East Camelback Road  Suite 400
                                Phoenix, AZ  85016

                                Director of Castle & Cook, Inc.
                                10900 Wilshire Blvd.
                                Los Angeles, CA  90024

                                Director of Terra Industries, Inc.
                                1321 Mount Pisgah Road
                                Walnut Creek, CA  94596

William S. Davilla              President (Emeritus) and a Director of
Director                        The Vons Companies, Inc.
                                618 Michillinda Ave.
                                Arcadia, CA  91007

                                Director of Pacific Gas & Electric                                                 Company
                                788 Taylorville Road
                                Grass Valley, CA  95949

Rayburn S. Dezember             Director of CalMat Co.
Director                        3200 San Fernando Road
                                Los Angeles, CA  90065

                                Director of Tejon Ranch Company
                                P.O. Box 1000
                                Lebec, CA  93243

                                Director of The Bakersfield Californian
                                1707 I Street
                                P.O. Box 440
                                Bakersfield, CA  93302

                                Trustee of Whittier College
                                13406 East Philadelphia Ave.
                                P.O. Box 634
                                Whittier, CA  90608

Paul Hazen                      Chairman of the Board of Directors of
Chairman of the Board of        Wells Fargo & Company
Directors                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of Phelps Dodge Corporation
                                2600 North Central Ave.
                                Phoenix, AZ  85004

                                Director of Safeway, Inc.
                                4th and Jackson Streets
                                Oakland, CA  94660

Robert K. Jaedicke              Professor (Emeritus) of Accounting
Director                        Graduate School of Business at Stanford                                   University
                                MBA Admissions Office
                                Stanford, CA  94305

                                Director of Bailard Biehl & Kaiser
                                Real Estate Investment Trust, Inc.
                                2755 Campus Dr.
                                San Mateo, CA  94403

                                Director of Boise Cascade Corporation
                                1111 West Jefferson Street
                                P.O. Box 50
                                Boise, ID  83728

                                Director of California Water Service                                               Company
                                1720 North First Street
                                San Jose, CA  95112

                                Director of Enron Corporation
                                1400 Smith Street
                                Houston, TX  77002

                                Director of GenCorp, Inc.
                                175 Ghent Road
                                Fairlawn, OH  44333

                                Director of Homestake Mining Company
                                650 California Street
                                San Francisco, CA  94108

Thomas L. Lee                   Chairman and Chief Executive Officer of
Director                        The Newhall Land and Farming Company
                                10302 Avenue 7 1-2
                                Firebaugh, CA  93622

                                Director of Calmat Co.
                                501 El Charro Road
                                Pleasanton, CA  94588
                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Ellen Newman                    President of Ellen Newman Associates
Director                        323 Geary Street
                                Suite 507
                                San Francisco, CA  94102

                                Chair (Emeritus) of the Board of                                 Trustees
                                University of California at San                                  Francisco Foundation
                                250 Executive Park Blvd.
                                Suite 2000
                                San Francisco, CA  94143

                                Director of the California Chamber of                            Commerce
                                1201 K Street
                                12th Floor
                                Sacremento, CA  95814

Philip J. Quigley               Chairman, President and Chief Executive                          Officer of
Director                        Pacific Telesis Group
                                130 Kearney Street  Rm.  3700
                                San Francisco, CA  94108

Carl E. Reichardt               Director of Columbia/HCA Healthcare                              Corporation
Director                        One Park Plaza
                                Nashville, TN  37203

                                Director of Ford Motor Company
                                The American Road
                                Dearborn, MI  48121

                                Director of Newhall Management                                   Corporation
                                23823 Valencia Blvd.
                                Valencia, CA  91355

                                Director of Pacific Gas and Electric                             Company
                                77 Beale Street
                                San Francisco, CA  94105

                                Retired Chairman of the Board of                                 Directors and Chief
Executive Officer of                                       Wells Fargo & Company
                                420 Montgomery Street
                                San Francisco, CA  94105

Donald B. Rice                  President and Chief Executive Officer                                              of Teledyne, Inc.
Director                        2049 Century Park East
                                Los Angeles, CA  90067

                                Retired Secretary of the Air Force

                                Director of Vulcan Materials Company
                                One MetroPlex Drive
                                Birmingham, AL  35209

Richard J. Stegemeier           Chairman (Emeritus) of Unocal Corp
Director                        44141 Yucca Avenue
                                Lancaster, CA  93534

                                Director of Foundation Health  Corporation
                                166 4th
                                Fort Irwin, CA  92310

                                Director of Halliburton Company
                                3600 Lincoln Plaza
                                500 North Alcard Street
                                Dallas, TX  75201

                                Director of Northrop Grumman Corp.
                                1840 Century Park East
                                Los Angeles, CA  90067

                                Director of Outboard Marine Corporation
                                100 SeaHorse Drive
                                Waukegan, IL  60085

                                Director of Pacific Enterprises
                                555 West Fifth Street
                                Suite 2900
                                Los Angeles, CA  90031

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Susan G. Swenson                President and Chief Executive Officer                                              of Cellular One
Director                        651 Gateway Blvd.
                                San Francisco, CA  94080

David M. Tellep                 Retired Chairman of the Board and Chief                                   Executive Officer of
Director                        Martin Lockheed Corp
                                6801 Rockledge Drive
                                Bethesda, MD  20817

                                Director of Edison International
                                and Southern California Edison Company
                                2244 Walnut Grove Ave.
                                Rosemead, CA  91770

                                Director of First Interstate
                                633 West Fifth Street
                                Los Angeles, CA  90071

Chang-Lin Tien                  Chancellor of the University of  California at Berkeley
Director
                                Director of Raychem Corporation
                                300 Constitution Drive
                                Menlo Park, CA  94025

John A. Young                   President, Chief Executive Officer and                    Director of
Director                        Hewlett-Packard Company
                                3000 Hanover Street
                                Palo Alto, CA  9434

                                Director of Chevron Corporation
                                225 Bush Street
                                San Francisco, CA  94104

                                Director of Lucent Technologies
                                25 John Glenn Drive
                                Amherst, NY  14228

                                Director of Novell, Inc.
                                11300 West Olympic Blvd.
                                Los Angeles, CA  90064

                                Director of Shaman Pharmaceuticals Inc.
                                213 East Grand Ave. South
                                San Francisco, CA  94080

William F. Zuendt               President of Wells Fargo & Company
President                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of 3Com Corporation
                                5400 Bayfront Plaza, P.O. Box 58145
                                Santa Clara, CA  95052

                                Director of the California Chamber of                                              Commerce

              Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly,
Wells Fargo  Institutional  Trust  Company),  served as sub-advisor to the Asset
Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. From May 1, 1996 to December 15, 1997 BGFA served as sub-advisor to the corresponding Asset
Allocation,  U.S. Government Allocation and Corporate Stock Master Portfolios of
Master Investment Trust, in which such funds invested substantially all of their assets. These Funds currently invest directly in a portfolio of securities and no longer invest in the Master Portfolios. BGFA currently serves as sub-advisor to these Funds.

              The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-advisor to the Registrant, Wells Fargo Nikko
Investment  Advisors  ("WFNIA") and, in some cases, the service business of BGI.
To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position                       Principal Business(es) During
    at BGFA                                    at Least the Last Two Fiscal    Years

-------                                 -------------------------------

Frederick L.A. Grauer                   Director of BGFA and Co-Chairman and
Director of BGI
Director                                45 Fremont, San Francisco, CA 94105

Patricia Dunn                           Director of BGFA and Co-      Chairman and
Director of BGI
Director                                45 Fremont, San Francisco, CA 94105

Lawrence G. Tint                        Chairman of the Board of      Directors of
BGFA and Chief
Chairman and Director                   Executive Officer of BGI      45 Fremont,
San Francisco, CA                                                     94105

Geoffrey Fletcher                       Chief Financial Officer of BGFA   and BGI since May 1997
Chief Financial Officer                 45 Fremont, San Francisco, CA     94105
                                        Managing Director and Principal   Accounting Officer at
Bankers
                                        Trust Company from 1988-1997
                                        505 Market Street, San
Francisco, CA  94105


               Prior to January 1, 1996 WFNIA served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as advisor or sub-advisor to various other open-end management investment companies.

               For additional information, "Organization and Management of the Fund(s)" in the Prospectuses for the Funds as well as "Management" in the Statements of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisors Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 27.       Principal Underwriters.
               ----------------------

               (a) Stephens Inc., distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Life & Annuity Trust, Barclays Global Investors Funds, Inc., Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, Nations Annuity Trust, and is the exclusive placement agent for Nations Master Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

               (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

               (c) Not applicable.

Item 28.       Location of Accounts and Records.
               --------------------------------

               (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

               (b) Wells Fargo Bank maintains all Records relating to its services as investment advisor, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

               (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

               (d) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

               (e) Stephens maintains all Records relating to its services as sub-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 29.       Management Services.
               -------------------

               Other than as set forth under the captions "Organization and Management of the Fund(s)" in the Prospectuses for the Funds as well as "Management" in the Statements of



Additional Information of such Funds, the Registrant is not a party to any management-related service contract.

Item 30.       Undertakings.
               ------------

              Not applicable.